UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2012

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD

In accordance with General Instruction B.2 of Form 8-K, the following information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This Current Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

On April 25, 2012, MarkWest Energy Partners, L.P. (“MarkWest”) first mailed to its unitholders its Annual Report to Unitholders for its fiscal year ended December 31, 2011 (the “Annual Report”).  The Annual Report is available at our website at www.markwest.com.  The front cover of the Annual Report contains a graph of financial performance for the past six fiscal years, which includes the Non-GAAP financial measures of Distributable Cash Flow and Adjusted EBITDA.  In addition, the Annual Report includes a Letter to Unitholders from Frank Semple, Chairman of the Board, President and Chief Executive Officer, which contains references to the Non-GAAP financial measures of Distributable Cash Flow and Adjusted EBITDA.  Distributable Cash Flow and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements.  The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss).

In general, MarkWest defines Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xii) maintenance capital expenditures. The Partnership defines Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-guarantor, consolidated subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period.

Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders.  MarkWest believes distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions.  In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders.

Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations.  Additionally, MarkWest believes Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures.

The tables below reconcile Distributable Cash Flow and Adjusted EBITDA to net income (loss).

Reconciliation of net income (loss) to Distributable Cash Flow (in thousands)

	Year ended December 31,
	2011	2010	2009
Net income (loss)	$106,245	$31,102	$(113,354)
Depreciation, amortization, impairment, and other non-cash operating expenses	203,870	167,729	144,410
Loss on redemption of debt, net of tax benefit	72,064	42,021	—
Amortization of deferred financing costs	5,114	10,264	9,718
Non-cash loss (earnings) from unconsolidated affiliates	1,095	(1,562)	(3,505)
(Contributions to) distributions from unconsolidated affiliates	(260)	2,508	(405)
Gain on sale of unconsolidated affiliate	—	—	(6,801)
Non-cash compensation expense	3,399	7,529	3,914
Non-cash derivative activity	(290)	23,889	223,564
Provision for income tax—deferred	(3,929)	(4,466)	(50,088)
Cash adjustment for non-controlling interest of consolidated subsidiaries	(64,470)	(30,603)	(8,141)
Revenue deferral adjustment	15,385	—	—
Other	9,171	2,699	569
Maintenance capital expenditures, net	(14,598)	(10,030)	(7,483)
Distributable cash flow	$332,796	$241,080	$192,398

Maintenance capital expenditures(1)	$16,067	$10,286	$7,483
Growth capital expenditures and equity investments(1)	535,214	448,382	479,545
Total capital expenditures	551,281	458,668	487,028
Acquisition	230,728	—	—
Total capital expenditures and acquisition	782,009	458,668	487,028
Joint venture partner contributions	(129,616)	(183,853)	(181,832)
Total capital expenditures and acquisition, net	$652,393	$274,815	305,196

Distributable cash flow	$332,796	$241,080	$192,398
Maintenance capital expenditures, net	14,598	10,030	7,483
Changes in receivables and other assets	(65,523)	(28,552)	(28,622)
Changes in accounts payable, accrued liabilities and other long-term liabilities	69,838	45,185	38,203
Derivative instrument premium payments, net of amortization	4,436	3,275	5,666
Contributions to unconsolidated affiliates	—	—	405
Cash adjustment for non-controlling interest of consolidated subsidiaries	64,470	30,603	8,141
Starfish partial insurance settlement	—	—	(546)
Other	(5,917)	10,707	(27)
Net cash provided by operating activities	$414,698	$312,328	$223,101

(1)         Maintenance capital includes capital expenditures to maintain our operating capacity and asset base. Growth capital includes expenditures made to expand the existing operating capacity, to increase the efficiency of our existing assets, and to facilitate an increase in volumes within our operations. Growth capital includes cost of new well connections and excludes third-party acquisitions and equity investment.

Reconciliation of net income (loss) to Adjusted EBITDA (in thousands)

	Year ended December 31,
	2011	2010	2009

Net income (loss)	$106,245	$31,102	$(113,354)
Non-cash compensation expense	3,399	7,529	3,914
Non-cash derivative activity	(290)	24,691	222,763
Interest expense (1)	109,869	105,181	94,628
Depreciation, amortization, impairment, and other non-cash operating expense	203,870	167,729	144,410
Loss on redemption of debt	78,996	46,326	—
Provision for income tax	13,649	3,189	(42,016)
Gain on sale of unconsolidated affiliate	—	—	(6,801)
Adjustment for cash flow from unconsolidated affiliate	1,395	1,044	(1,758)
Adjustment related to non-guarantor, consolidated subsidiaries (2)	(63,887)	(52,322)	(22,603)
Other	(1,875)	(1,354)	—
Adjusted EBITDA	$451,371	$333,115	$279,183

(1) Includes derivative activity related to interest expense, amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer.

(2) The non-guarantor subsidiaries, in accordance with Credit Facility covenants, are MarkWest Liberty Midstream & Resources, L.L.C. (Liberty), MarkWest Utica EMG L.L.C., MarkWest Pioneer, L.L.C., Wirth Gathering Partnership, and Bright Star Partnership.  As of January 1, 2012, Liberty is a wholly owned subsidiary but remains a non-guarantor in accordance with the Credit Facility.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: April 25, 2012	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer